UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2017

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 25, 2017, Allscripts Healthcare Solutions, Inc. (“Allscripts”) completed the transactions contemplated by an asset purchase agreement (the “APA”) with NantHealth, Inc. (“NantHealth”), pursuant to which Allscripts acquired substantially all of the assets of NantHealth’s provider/patient engagement solutions business, including NantHealth’s FusionFX solution and components of its NantOS software connectivity solutions (the “Business”). Allscripts conveyed to NantHealth 15,000,000 shares of NantHealth common stock (par value $0.0001 per share) currently owned by Allscripts as consideration for the acquired Business. The purchase price is subject to a working capital adjustment and NantHealth is responsible for fulfilling certain deferred revenue obligations of the Business post-closing.

Pursuant to the APA, (a) the parties modified the amended and restated mutual license and reseller agreement dated June 26, 2015, as amended, such that, among other things, NantHealth is required to deliver a minimum dollar amount of total bookings over a ten year period; (b) each party agreed to license certain intellectual property to the other party pursuant to a cross license agreement; (c) NantHealth agreed to provide certain transition services to Allscripts pursuant to a transition services agreement; and (d) NantHealth agreed to license certain software and sell certain hardware to Allscripts pursuant to a software license and supply agreement.

The foregoing description of the APA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the APA, a copy of which is filed as Exhibit 2.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, Allscripts intends to file the historical financial statements required by Item 9.01(a) of Form 8-K as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed. Pursuant to authority in Rule 3-13 of Regulation S-K, the staff of the Securities and Exchange Commission will not object if Allscripts files audited abbreviated statements of assets acquired and liabilities assumed and of revenues and direct expenses (“Abbreviated Financial Statements”), in satisfaction of the requirements of Rule 3-05 of Regulation S-X, and is also permitting Allscripts to file one year of audited Abbreviated Financial Statements in lieu of the two years otherwise required under Rule 3-05 of Regulation S-X.

(b)	Pro forma financial information.

As permitted by Item 9.01(b)(2) of Form 8-K, Allscripts intends to file the pro forma financial information required by Item 9.01(b) of Form 8-K as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed. The pro forma financial information will be prepared using the Abbreviated Financial Statements.

(d)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of August 3, 2017, between Allscripts Healthcare Solutions, Inc. and NantHealth, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
Date: August 31, 2017
	By:	/s/ Brian P. Farley
Brian P. Farley Senior Vice President and General Counsel

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